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LETTER OF TRANSMITTAL
TO TENDER AMERICAN DEPOSITARY SHARES
REPRESENTING SHARES
OF
INSTRUMENTARIUM CORPORATION
PURSUANT TO THE TENDER OFFER DOCUMENT DATED JANUARY 14, 2003
OF
GENERAL ELECTRIC FINLAND OY
A WHOLLY OWNED SUBSIDIARY OF
GENERAL ELECTRIC COMPANY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M.,
NEW YORK CITY TIME, AND 5:00 P.M., HELSINKI TIME, ON FRIDAY, APRIL 11, 2003,
UNLESS THE OFFER IS EXTENDED OR DISCONTINUED

THE U.S. TENDER AGENT FOR THE OFFER IS:

THE BANK OF NEW YORK

By Regular Mail:	Facsimile Transmission:	By Hand or Overnight Courier:
The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, New York 10286-1248	(For eligible institutions only) (212) 815-6433 to confirm facsimile transmission only: (212) 815-6212	The Bank of New York Tender & Exchange Department—11 West 101 Barclay Street Receive and Deliver Window Street Level New York, New York 10286

Delivery of this Letter of Transmittal, or transmission via facsimile, to an address or via a facsimile number other than as set forth above, will not constitute a valid delivery to the U.S. Tender Agent. You must sign this Letter of Transmittal in the appropriate space provided below and complete the substitute Form W-9 set forth below.

DESCRIPTION OF AMERICAN DEPOSITARY SHARES ("ADSs") TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill In, If Blank, Exactly As Name(s) Appear(s) on American Depositary Receipt(s))	American Depositary Receipt(s) Evidencing ADS(s) Tendered (Attach Additional List If Necessary)

	American Depositary Receipt(s) Number(s)*	Total Number of ADS(s) Evidenced by American Depositary Receipt(s)*

* Need not be completed by holders delivering ADSs by Book-entry transfer.
IF YOUR AMERICAN DEPOSITARY RECEIPTS HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 12

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be completed by ADS holders of Instrumentarium Corporation, either if ADRs (as defined below) are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by The Bank of New York, as the U.S. Tender Agent (the "U.S. Tender Agent"), at The Depository Trust Company ("DTC" and the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2.5 of the Tender Offer Document furnished herewith. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE U.S. TENDER AGENT.

        ADS holders whose American Depositary Receipts evidencing ADSs ("ADRs") are not immediately available or who cannot deliver their ADRs and all other documents required hereby to the U.S. Tender Agent prior to the expiration of the offer period, or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their ADSs pursuant to the guaranteed delivery procedures set forth in Section 2.5 of the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

☐
CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S. TENDER AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account No.

Transaction Code No.

☐
CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. TENDER AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer, check box:        ☐

Name of Tendering Institution

Account No.

Transaction Code No.

  PLEASE READ THE INSTRUCTIONS SET FORTH IN
  THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to General Electric Finland Oy ("Purchaser"), a company organized under the laws of Finland and wholly-owned subsidiary of General Electric Company, a New York corporation ("GE"), the above-described American Depositary Shares (the "ADSs"), each representing one share (a "Share") of Instrumentarium Corporation ("Instrumentarium"), a company organized under the laws of Finland, at €40.00 per ADS, net to the seller in United States dollars cash, upon the terms and subject to the conditions set forth in the Tender Offer Document, dated January 14, 2003, and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer") and pursuant to a combination agreement dated December 18, 2002, between GE and Instrumentarium (the "Combination Agreement"). The undersigned understands that GE reserves the right, pursuant to the Combination Agreement, to transfer or assign in whole or in part from time to time to one or more of its wholly-owned subsidiaries the right to purchase all or any portion of the ADSs tendered pursuant to the Offer, but any such transfer or assignment will not relieve GE of its obligations under the Offer and will in no way prejudice the rights of tendering ADS holders to receive payment for ADSs validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or discontinued, the terms of any such extension or discontinuance), and subject to, and effective upon, payment for the ADSs tendered herewith in accordance with the terms of the Offer, the undersigned hereby, or upon the order of Purchaser, sells, assigns and transfers to Purchaser, all right, title and interest in and to all the ADSs that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect thereof on or after December 18, 2002, that have not been approved by GE in accordance with the Combination Agreement (collectively, "Distributions")) and irrevocably constitutes and appoints the U.S. Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs (and any and all Distributions), or transfer ownership of such ADSs and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such ADSs (and any and all Distributions) for transfer on the books of J.P. Morgan Chase & Co., as depositary of the Shares represented by the ADSs, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any and all Distributions), all in accordance with the terms of the Offer.

        Subject to payment for all ADSs tendered hereby, by executing this Letter of Transmittal the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Instrumentarium ADS holders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect thereto, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect thereto, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect thereto, all of the ADSs (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts for payment and pays for such ADSs pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the payment for such ADSs in accordance with the terms of the Offer. Such payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the ADSs to be deemed validly tendered, immediately upon Purchaser's payment for such ADSs, Purchaser must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions), including voting at any meeting of Instrumentarium shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Tender Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the U.S. Tender Agent for the account of Purchaser all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable, provided that the ADSs tendered pursuant to the Offer may be withdrawn at any time on or prior to the expiration of the Offer Period, as defined in the Tender Offer Document, and as such period may be extended or discontinued in accordance with the Tender Offer Document (the "Expiration Date"), subject to the withdrawal rights set forth in Section 2.6 of the Tender Offer Document. The undersigned understands that the valid tender of the ADSs pursuant to any one of the procedures described in Section 2.5 of the Tender Offer Document and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or discontinued, the terms or conditions of any such extended or discontinued offer). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Tender Offer Document, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Tender Offer Document, Purchaser may not be required to accept for payment or pay for any of the ADSs tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all ADSs purchased and/or return any ADRs not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all ADSs purchased and/or return any ADRs not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the ADSs Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all ADSs purchased and/or return any ADRs not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such ADRs (and any accompanying documents, as appropriate) to, the person(s) so indicated.

Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by Purchaser by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any ADSs from the name of the registered holder thereof if Purchaser does not accept for payment any of the ADSs so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of ADSs purchased or ADRs evidencing ADSs not purchased are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than designated above.
To be completed ONLY if the check for the purchase price of ADSs purchased or ADRs evidencing ADSs not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).
Issue: ☐ check ☐ ADR(s) to:	Issue: ☐ check ☐ ADR(s) to:
Name:	Name:
(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)
Taxpayer Identification or Social Security Number (See Substitute Form W-9)	Taxpayer Identification or Social Security Number (See Substitute Form W-9)

IMPORTANT
ADS HOLDERS PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING ADS HOLDERS)
(Please also complete Substitute Form W-9 below)

Signature(s) of ADS Holder(s)

Dated                                  , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) :

Name of Firm:

Capacity:
                            (See Instruction 5)

Address:

                            (Zip Code)

Area Code and Telephone Number:

Taxpayer Identification/Social Security Number:
                                                                                                                    (See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Name of Firm:

Address:

                            (Zip Code)

Authorized signature(s) :

Name:

Area Code and Telephone Number:

Dated:                                  , 2003

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the ADSs) of ADSs tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by ADS holders of Instrumentarium either if ADRs are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the ADSs is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 2.5 of the Tender Offer Document. For an ADS holder validly to tender ADSs pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the ADSs) and any other required documents, must be received by the U.S. Tender Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) ADRs for tendered ADSs must be received by the U.S. Tender Agent at one of such addresses prior to the Expiration Date or (ii) ADSs must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 2.5 of the Tender Offer Document and a Book-Entry Confirmation must be received by the U.S. Tender Agent prior to the Expiration Date; or (b) the tendering ADS holder must comply with the guaranteed delivery procedures set forth herein and in Section 2.5 of the Tender Offer Document.

        ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the U.S. Tender Agent prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 2.5 of the Tender Offer Document.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the U.S. Tender Agent prior to the Expiration Date and (iii) the ADRs for all tendered ADSs, in proper form for transfer (or a Book- Entry Confirmation with respect to all such ADSs), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the U.S. Tender Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which Nasdaq is open for business.

        The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the U.S. Tender Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ADSs which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the ADSs tendered hereby.

        THE METHOD OF DELIVERY OF THE ADSs, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING ADS HOLDER. ADSs WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE U.S. TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE ADS HOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No partial, alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. All tendering ADS holders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their ADSs for payment.

        3.    Inadequate Space.    If the space provided herein under "Description of ADSs Tendered" is inadequate, the number of ADSs tendered and the ADR numbers with respect to such ADSs should be listed on a separate signed schedule attached hereto.

        4.    No Partial Tenders.    An ADS holder may accept the Offer only in relation to all of its ADSs. All ADSs represented by ADRs delivered to the U.S. Tender Agent will be deemed to have been tendered.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) without alteration, enlargement or any change whatsoever.

        If any of the ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered ADSs are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

        If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment or ADRs not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs evidenced by ADRs listed and transmitted hereby, the ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price of any ADSs purchased is to be made to, or if ADRs not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered ADRs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such ADSs purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any ADSs accepted for payment is to be issued in the name of, and/or ADRs not accepted for payment are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such ADRs are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any ADS holder(s) delivering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such ADS holder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such ADSs were delivered.

        8.    Backup Withholding.    Under Federal income tax law, an ADS holder whose tendered ADSs are accepted for payment is required, unless an exemption applies, to provide the U.S. Tender Agent (as payer) with such ADS holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer. In addition, the ADS holder must certify under penalties of perjury that such TIN is correct and that such ADS holder is not subject to backup withholding. If a tendering ADS holder is subject to backup withholding, such ADS holder must cross out item (2) of the Certification box on the Substitute Form W-9. If such ADS holder is an individual, the taxpayer identification number is his social security number.

        The tendering ADS holder should indicate in Part III of the Substitute Form W-9 if the tendering ADS holder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering ADS holder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the ADS holder has indicated in Part III that a TIN has been applied for and the U.S. Tender Agent is not provided a TIN within 60 days, the U.S. Tender Agent will withhold 30% of all cash payments, if any, made thereafter pursuant to the Offer until a TIN is provided to the U.S. Tender Agent.

        If the U.S. Tender Agent is not provided with the correct taxpayer identification number or the certifications described above, the ADS holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such ADS holder with respect to ADSs purchased pursuant to the Offer may be subject to backup withholding of 30%.

        Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the ADS holder upon filing an income tax return.

        The ADS holder is required to give the U.S. Tender Agent the TIN (i.e., social security number or employer identification number) of the record owner of the ADSs. If the ADSs are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

        See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

        9.    Exempt Holders.    Certain ADS holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign ADS holders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual's exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the U.S. Tender Agent. Exempt ADS holders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the U.S. Tender Agent.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Tender Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

        11.    Waiver of Conditions.    Subject to the Tender Offer Document, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any ADSs tendered. PURCHASER RESERVES THE ABSOLUTE RIGHT IN ITS SOLE DISCRETION (SUBJECT TO THE COMBINATION AGREEMENT) TO WAIVE, AT ANY TIME OR FROM TIME TO TIME, ANY OF THE SPECIFIED CONDITIONS OF THE OFFER, IN WHOLE OR IN PART, IN THE CASE OF ANY ADSs TENDERED.

        12.    Lost, Destroyed or Stolen ADRs.    If any ADR(s) has been lost, destroyed or stolen, the ADS holder should promptly notify J.P. Morgan Chase & Co. at 781-575-4328 THE ADS HOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE ADR(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN ADRs HAVE BEEN FOLLOWED.

        13.    Withdrawal Rights.    Tenders of ADSs may be withdrawn at any time prior to 10:00 A.M., New York City time, on the Expiration Date pursuant to the procedures set forth herein and in Section 2.6 of the Tender Offer Document.

        For a withdrawal of a tender of ADSs to be effective, a written notice of withdrawal must be received by the U.S. Tender Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 10:00 A.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the ADSs to be withdrawn (the "Depositor"), (ii) the number of ADSs to be withdrawn, and (iii) the name(s) in which the ADR(s) are registered, if different from that of the person who tendered such ADSs. If ADRs to be withdrawn have been delivered or otherwise identified to the U.S. Tender Agent, then, prior to the physical release of such ADRs, the serial numbers shown on such ADRs must be submitted to the U.S. Tender Agent and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of ADSs tendered for the account of an Eligible Institution. If ADSs have been tendered pursuant to the procedure for book-entry transfer, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn ADSs, in which case a notice of withdrawal will be effective if delivered to the U.S. Tender Agent by any method of delivery described in the first sentence of this paragraph.

        Withdrawals of ADSs may not be rescinded. Any ADSs properly withdrawn will be considered not validly tendered for purposes of the Offer. However, withdrawn ADSs may be tendered again at any time prior to the Expiration Date by following one of the procedures described in Section 2.5 of the Tender Offer Document.

        All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by Purchaser, in its sole discretion, and its determination will be final and binding on all parties. None of Purchaser, its affiliates or assigns, the U.S. Tender Agent, the information agent or any other person will be under duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

IMPORTANT: TO TENDER ADSs PURSUANT TO THE OFFER THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. TENDER AGENT PRIOR TO THE EXPIRATION DATE AND EITHER ADRs FOR TENDERED ADSs MUST BE RECEIVED BY THE U.S. TENDER AGENT OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING ADS HOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to ADSs purchased pursuant to the Offer, the ADS holder is required to notify the U.S. Tender Agent of such ADS holder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such ADS holder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE U.S TENDER AGENT

        The ADS holder is required to give the U.S. Tender Agent the social security number or employer identification number of the record owner of the ADSs. If the ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

EXEMPT HOLDERS

        Foreign ADS holders should complete and sign a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the U.S. Tender Agent. Exempt ADS holders, other than foreign holders, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the U.S. Tender Agent.

SUBSTITUTE Form W-9
Part 1—Taxpayer Identification No.—For All Accounts

Department of the Treasury Internal Revenue Service	Enter your taxpayer identification number in the appropriate line at the right. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines.	Social Security Number OR
Payer's Request for Taxpayer Identification Number ("TIN") and Certification	Note: If the account is in more than one name, see the chart on page 1 of the enclosed Guidelines to determine what number to enter.	Employee Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) I have been notified by the IRS that I am no longer subject to backup withholding; and
(3) I am a U.S. Person (including a U.S. resident alien).
(4) Any information provided on this form is true, correct and complete.

Part 3—Awaiting TIN ☐

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE
NAME
(please print)
DATE , 2002

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE CERTIFICATE BELOW IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:	Date:

Questions and requests for assistance may be directed to the U.S. Information Agent and requests for additional copies of the Tender Offer Document, Supplemental Tender Offer Material, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the U.S. Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

THE INFORMATION AGENT FOR THE OFFER IS:

The U.S. Information Agent for the Tender Offer is:

You may obtain information regarding the Tender Offer
from the U.S. Information Agent as follows:

445 Park Avenue, 5th Floor
New York, New York 10022
(212) 754-8000

U.S. Security Holders Call Toll Free: (800) 607-0088
Security Holders Outside the U.S. May Call Collect: +1-212-754-8000
 E-mail: INMRY.info@morrowco.com

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IMPORTANT TAX INFORMATION